Exhibit 99.27

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
July 31, 1999



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4166%



        Excess Protection Level
          3 Month Average 6.33%
          July, 1999 6.08%
          June, 1999  5.24%
          May, 1999 7.66%


        Cash Yield18.70%


        Investor Charge Offs 4.97%


        Base Rate 7.65%


        Over 30 Day Delinquency 4.84%


        Seller's Interest 9.75%


        Total Payment Rate14.54%


        Total Principal Balance$45,698,903,036.29


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,456,383,517.80